Exhibit 10.1
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of this 29th day of January, 2019, by and among CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (the “Borrower”), CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“REIT”), THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (hereinafter referred to individually as a “Subsidiary Guarantor” and collectively, as “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS LISTED ON THE SIGNATURES PAGES HEREOF AS LENDERS (KeyBank and the other lenders are listed on the signatures pages hereof as Lenders, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower and KeyBank, individually and as Agent, and the Lenders entered into that certain Third Amended and Restated Credit Agreement dated as of April 27, 2018 (the “Credit Agreement”); and
WHEREAS, each of the Guarantors are a party to that certain Third Amended and Restated Unconditional Guaranty of Payment and Performance in favor of Agent and the Lenders dated as of April 27, 2018 (the “Guaranty”);
WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement; and
WHEREAS, the Agent and certain of the Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
2.    Modification of the Credit Agreement. The Agent, the Lenders and the Borrower hereby amend the Credit Agreement as follows:
(a)By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Beneficial Ownership Certification. As to Borrower, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation which is otherwise in form and substance satisfactory to the Agent or any Lender requesting the same.
Beneficial Ownership Regulation. 31 C.F.R. § 1010.230.”
(b)By deleting subparagraphs (f) and (g) of the definition of “Change of Control” in §1.1 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:
“(f)    either before or after the Internalization, any of Kay C. Neely, Todd M. Sakow and Michael A. Seton shall cease to be Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer of REIT, respectively, and a competent and experienced officer shall not be approved by the Required Lenders within ninety (90) days of such event, which approval the Required Lenders shall not unreasonably withhold, condition or delay; or
(g)    before the Internalization, (i) the Borrower shall no longer be managed and advised by Advisor, or (ii) the Advisor shall no longer be directly or indirectly majority owned and controlled by the owners of the Advisor as of the date of this Agreement, or (iii) any of Kay C. Neely, Todd M. Sakow and Michael A. Seton shall cease to be active on a daily basis in the management of the Advisor and a competent and experienced executive shall not be approved by the Required Lenders within ninety (90) days of such event, which approval the Required Lenders shall not unreasonably withhold, condition or delay.”
(c)By deleting the definition of “Consolidated Total Secured Debt” in §1.1 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:
“Consolidated Total Secured Debt. As of any date of determination, all Secured Debt of REIT and its Subsidiaries (excluding the Obligations and the Hedge Obligations) determined on a consolidated basis and which shall include (without duplication) such Person’s Equity Percentage of the Secured Debt of its Unconsolidated Affiliates and Subsidiaries of Borrower that are not Wholly Owned Subsidiaries.”
(d)By deleting the period appearing at the end of §2.11(e)(v) of the Credit Agreement and inserting in lieu thereof “; and”, and by inserting the following as §2.11(e)(vi) of the Credit Agreement:
“(vi)    Beneficial Ownership Certification. If requested by the Agent or any Lender, Borrower shall have delivered, at least five (5) Business Days prior to the Commitment Increase Date, to the Agent (and any such Lender) a completed and executed Beneficial Ownership Certification.”
(e)By inserting the following as §2.12(a)(vii) of the Credit Agreement:
“(vii)    Beneficial Ownership Certification. If requested by the Agent or any Lender, Borrower shall have delivered, at least five (5) Business Days prior to the Revolving

Credit Maturity Date (as determined without regard to such extension), to the Agent (and any such Lender) a completed and executed Beneficial Ownership Certification.”
(f)By renumbering §7.4(p) of the Credit Agreement as §7.4(q) of the Credit Agreement, and by inserting the following as §7.4(p) of the Credit Agreement:
“(p)    Without limiting the terms of §2.11 and §2.12, a completed and executed Beneficial Ownership Certification if requested by the Agent or any Lender at any time Agent or such Lender determines that it is required by law to obtain such certification; and”
(g)By deleting §8.1(i) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:
“(i)    subject to the provisions of §9, Secured Debt that is Recourse Indebtedness, provided that the aggregate amount of such Secured Debt (excluding the Obligations and the Hedge Obligations) shall not exceed fifteen percent (15.0%) of Gross Asset Value at any time;”
(h)By modifying the paragraph immediately following §8.1(k) by deleting subsection (ii) thereof in its entirety, and inserting in lieu thereof the following:
“(ii) none of the Borrower, the Guarantors or their respective Subsidiaries shall create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness (other than Indebtedness to the Lenders arising under the Loan Documents) with respect to which there is a Lien on any Equity Interests, right to receive Distributions or similar right in any Subsidiary or Unconsolidated Affiliate of such Person, provided that from and after the Release of Security Date (A) any Subsidiary of the Borrower (other than any Subsidiary Guarantor or any Person having any direct or indirect ownership interest in any Subsidiary Guarantor) may create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness which is permitted by §8.1(h) or (i) and with respect to which there is a Lien on any Equity Interests, right to receive Distributions or similar right in any Subsidiary or Unconsolidated Affiliate of such Person, subject to the terms of this Agreement, and (B) the Subsidiary Guarantors may guarantee other Unsecured Debt permitted by §8.1(j) subject to the terms of this Agreement, and;”
(i)By deleting §8.2(iii) of the Credit Agreement in its entirety, and inserting in lieu thereof the following:
(iii)    (A) Liens consisting of mortgage liens on Real Estate, other than Real Estate that constitutes a Pool Property, (including the rents, issues and profits therefrom), or any interest therein (including the rents, issues and profits therefrom), and related personal property securing Indebtedness which is permitted by §8.1(h) or (i), and (B) from and after the Release of Security Date, Liens on any direct or indirect interest of any Subsidiary of the Borrower (other than any Subsidiary Guarantor or any Person having any direct or indirect ownership interest in any Subsidiary Guarantor), securing Indebtedness which is permitted by §8.1(h) or (i);

(j)By modifying §8.13 of the Credit Agreement by inserting “(iii),” after “(ii), ” in the first line thereof.
3.    References to Amended Documents. All references in the Loan Documents to the Credit Agreement and the Guaranty amended in connection with this Amendment shall be deemed a reference to the Credit Agreement and the Guaranty as modified and amended herein.
4.    Consent of Borrower and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Guaranty as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.
5.    Representations. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.
(b)    Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.
(d)    Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
6.    No Default. By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
7.    Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
8.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement, the Guaranty and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and other Loan Documents as modified and amended herein and therein. Guarantors hereby consent to the terms of this Amendment and ratify the Guaranty. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty). This Amendment shall constitute a Loan Document.
9.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
10.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
11.    Effective Date. The obligations of the undersigned parties under Section 2 of this Amendment shall be deemed effective and in full force and effect (the “Effective Date”) only upon confirmation by the Agent of the satisfaction of the following conditions:
(a)    the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Required Lenders;
(b)    that the Borrower shall pay contemporaneously with the Effective Date all fees (including legal fees) due and payable with respect to this Amendment; and
(c)    such other conditions as Agent may require in its reasonable discretion.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title:     Chief Financial Officer and Treasurer
(CORPORATE SEAL)
REIT:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation
By: /s/ Kay C.Neely

Name:    Kay C. Neely
Title:    Chief Financial Officer and Treasurer
(CORPORATE SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC, and
HCII-750 12TH AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC,
HCII HPI-3115 SW 89TH STREET, LLC,
DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC, and
DCII-4121 PERIMETER CENTER PLACE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

HCII-1601 WEST HEBRON PARKWAY, LLC,
HCII-455 PARK GROVE DRIVE, LLC,
DCII-400 HOLGER WAY, LLC,
HCII-2006 4TH STREET, LLC,
HCII-307 E. SCENIC VALLEY AVENUE, LLC,
DCII-4726 HILLS AND DALES ROAD NW, LLC,
HCII-3&5 MEDICAL PARK DRIVE, LLC,
HCII-1200 NORTH MAIN STREET, LLC,
HCII-124 SAWTOOTH OAK STREET, LLC,
HCII-23157 I-30 FRONTAGE ROAD, LLC,
HCII-2412 AND 2418 NORTH OAK STREET, LLC, and
HCII-12499 UNIVERSITY AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer

(SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership

By:	DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer and Treasurer
(SEAL)

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

AGENT AND LENDERS:
KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Agent
By: /s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, individually as a Lender and as a Co-Syndication Agent

By: /s/ Alicia Cook
Name: Alicia Cook
Title: Authorized Signatory

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

COMPASS BANK, individually as a Lender and as a Co-Syndication Agent

By: /s/ Scott Childs
Name: Scott Childs
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

SUNTRUST BANK, individually as a Lender and as a Co-Syndication Agent

By: /s/ Danny Stover
Name: Danny Stover
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

FIFTH THIRD BANK, an Ohio Banking Corporation, individually as a Lender and as a Co-Documentation Agent

By: /s/ Benjamin Chen
Name: Benjamin Chen
Title: VP

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

WHITNEY BANK dba HANCOCK BANK, individually as a Lender and as a Co-Documentation Agent

By: /s/ Megan Brearey
Name: Megan Brearey
Title: Senior Vice President

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Third Amended and Restated Credit Agreement

SYNOVUS BANK

By: /s/ David Bowman
Name: David Bowman
Title: Director

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

CADENCE BANK, N.A.

By: /s/ Will Donnelly
Name: Will Donnelly
Title: AVP

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

TEXAS CAPITAL BANK, N.A.

By: /s/ Brett Walker
Name: Brett Walker
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. SILICON VALLEY BRANCH

By: /s/ Nian Tzy Yeh
Name: Nian Tzy Yeh
Title: SVP & General Manager

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

VALLEY NATIONAL BANK, a national banking association

By: /s/ Ronald L. Ciganek
Name: Ronald L. Ciganek
Title: Senior Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

WOODFOREST NATIONAL BANK, a national banking association

By: /s/ Derek Rancourt
Name: Derek Rancourt
Title: Senior Vice President - Corporate Banking

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By: /s/ Jean M. Brennan
Name: Jean M. Brennan
Title: Senior Vice President

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Third Amended and Restated Credit Agreement

EASTERN BANK

By: /s/ Jared H. Ward
Name: Jared H. Ward
Title: SVP

KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

RENASANT BANK

By: /s/ Craig Gardella
Name: Craig Gardella
Title: EVP

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Third Amended and Restated Credit Agreement

PROVIDENCE BANK, dba PREMIER BANK TEXAS

By:
Name:
Title:
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Third Amended and Restated Credit Agreement

UNITED COMMUNITY BANK

By: /s/ Jeff Wilson
Name: Jeff Wilson
Title: Vice President

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KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement

AMERICAN MOMENTUM BANK

By: /s/ Teresa Eoff
Name: Teresa Eoff
Title: Sr. Vice President

KeyBank/CV Reit II: Signature Page to First Amendment to
Third Amended and Restated Credit Agreement